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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                FORM 8-K (12g-3)

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: October 1, 2001





                             ---------------------

                        Gateway Financial Holdings, Inc.

      North Carolina                    N/A*                     56-2264354
 (State of incorporation)     (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)

        1145 North Road Street, Elizabeth City, North Carolina         27909
             (Address of principal executive offices)               (Zip Code)

                    Issuer's telephone number: (252) 334-1511

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               This document contains 2 pages, excluding exhibits.

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* Gateway Financial Holdings, Inc. has reporting obligations under Section 12(g)
of the Securities Exchange Act of 1934 as a result of a share exchange with Gateway Bank & Trust Co. effective October 1, 2001. Shares of common stock of Gateway Bank & Trust Co. were registered under Section 12(g) of the Securities Exchange Act and pursuant to Section 12(i) of such Act, Gateway Bank & Trust Co. filed its periodic reports with the Federal Deposit Insurance Corporation.

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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS.

Effective October 1, 2001, Gateway Financial Holdings, Inc. ("GFH"), acquired 100% of the voting shares of Gateway Bank & Trust Co. (the "Bank") through a share exchange with the former shareholders of the Bank. GFH is a financial holding company supervised by the Board of Governors of the Federal Reserve System. Through the share exchange, the former shareholders of the Bank received one share of common stock of GFH for every one share of common stock of the Bank owned. Prior to the share exchange, the common stock of the Bank had been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). As a result of the share exchange, pursuant to Rule 12g-3(a) under the Exchange Act, GFH common stock is deemed registered under Section 12(g) of the Exchange Act.

D. Ben Berry, President and Chief Executive Officer of the Bank and GFH said of the conversion: "This is another milestone for Gateway as we continue to pursue our business plan. This formation allows us additional flexibility in structuring our various lines of business as we continue to grow our franchise. Additionally, the holding company structure provides us with flexibility with respect to potential acquisitions."

The common stock will continue to trade on Nasdaq SmallCap market under the symbol GBTS and the warrants will continue to trade on Nasdaq SmallCap market under the symbol GBTSW. GFH's current intent is that its sole activity will be to hold the stock of the Bank. The Bank opened on December 1, 1998. The Bank is headquartered in Elizabeth City, North Carolina, with offices in Plymouth and Roper, North Carolina, and Virginia Beach, Virginia.

ITEM 7(a):  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

         Not applicable.

ITEM 7(b):  PRO FORMA FINANCIAL INFORMATION

         Not applicable.

ITEM 7(c):  EXHIBITS

         Exhibit 2:        Agreement And Plan Of Reorganization And Share
                           Exchange
         Exhibit 3(i):     Articles of Incorporation
         Exhibit 3(ii):    Bylaws
         Exhibit 4: Specimen certificate for Common Stock of Gateway Financial Holdings, Inc. (incorporated by reference to Exhibit 4.1 of Amendment No.1 to the Registration Statement on Form S-3 filed September 20, 2001)
         Exhibit 99:       Press Release


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     GATEWAY FINANCIAL HOLDINGS, INC.

                                     By: /s/ Daniel B. Berry
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                                         Daniel B. Berry
                                         President and Chief Executive Officer

                                     Date:     October 3, 2001